EXHIBIT 99

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim


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Pool Summary
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Number of Loans: 604
Current Balance: $105,470,114.00
Average Loan Balance: $174,619.39
Minimum Balance: $15,086.00
Maximum Balance: $1,440,000.00
WA Net WAC: 6.8882%
WA Original Term: 360
WA Seasoning: 1
WA Remaining Term: 359
WA OLTV: 81.61%
NON-ZERO WA Servicing: 0.2500%
NON-ZERO WA FICO: 713
NON-ZERO WA DTI: 34.97%
% LTV > 80%: 57.24%
Lien Position - First: 100.00%
Loans with Prepay Penalties: 0.00%
LPMI Loans: 57.24%
LPMI Count: 329
Latest Stated Maturity: 20330601
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Original Balance        # of Loans   Aggregate Balance   % of Aggregate Balance
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or less $100,000.              148         $10,691,128                   10.14%
$100,001. - $150,000.          162          20,274,488                   19.22
$150,001. - $200,000.          127          22,002,210                   20.86
$200,001. - $250,000.           63          14,030,711                   13.30
$250,001. - $300,000.           52          14,271,850                   13.53
$300,001. - $350,000.           16           5,191,360                    4.92
$350,001. - $400,000.            6           2,227,600                    2.11
$400,001. - $450,000.            7           3,022,032                    2.87
$450,001. - $500,000.           13           6,262,635                    5.94
$500,001. - $550,000.            2           1,098,000                    1.04
$550,001. - $600,000.            1             553,500                    0.52
$600,001. - $650,000.            4           2,544,100                    2.41
$700,001. - $750,000.            1             742,500                    0.70
$1,000,001. >=                   2           2,558,000                    2.43
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Total:                         604        $105,470,114                  100.00%
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Minimum: 15,086.00
Maximum: 1,440,000.00
Average Original Bal: 174,619.39
Count: 604.
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MAY 19, 2003 10:40                    Page 1 of 7

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim


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Weighted Average Coupon       # of       Aggregate     % of Aggregate
                             Loans         Balance            Balance
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5.751% - 5.875%                  3        $614,050              0.58%
5.876% - 6.000%                  5         545,000               0.52
6.001% - 6.125%                  5         832,500               0.79
6.126% - 6.250%                 10       1,087,998               1.03
6.251% - 6.375%                  6         823,520               0.78
6.376% - 6.500%                 23       3,810,930               3.61
6.501% - 6.625%                  8       1,068,700               1.01
6.626% - 6.750%                 20       3,258,930               3.09
6.751% - 6.875%                 37       5,453,340               5.17
6.876% - 7.000%                 32       4,812,535               4.56
7.001% - 7.125%                 35       7,101,302               6.73
7.126% - 7.250%                 41       7,365,334               6.98
7.251% - 7.375%                 30       5,580,479               5.29
7.376% - 7.500%                 67       9,936,625               9.42
7.501% - 7.625%                 47       9,540,671               9.05
7.626% - 7.750%                 73      12,135,723              11.51
7.751% - 7.875%                 46       7,513,151               7.12
7.876% - 8.000%                 41       7,504,714               7.12
8.001% - 8.125%                 29       5,097,168               4.83
8.126% - 8.250%                 24       5,451,452               5.17
8.251% - 8.375%                 13       4,128,262               3.91
8.376% - 8.500%                  6         796,230               0.75
8.501% - 8.625%                  2         606,500               0.58
8.751% - 8.875%                  1         405,000               0.38
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Total:                         604    $105,470,114            100.00%
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Minimum: 5.8750%
Maximum: 8.8750%
Weighted Average: 7.5025%
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


                               MAY 19, 2003 10:40                    Page 2 of 7

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim

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Loan To Value Ratio           # of        Aggregate    % of Aggregate
                             Loans         Balance            Balance
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50.00% 50.000%                  34      $4,947,448              4.69%
50.001% - 55.000%               21       2,859,275               2.71
55.001% - 60.000%               28       4,665,536               4.42
60.001% - 65.000%               32       5,358,320               5.08
65.001% - 70.000%               43       7,878,750               7.47
70.001% - 75.000%               27       5,270,050               5.00
75.001% - 80.000%               90      14,121,026              13.39
80.001% - 85.000%               12       2,451,774               2.32
85.001% - 90.000%              124      22,977,231              21.79
90.001% - 95.000%              193      34,940,704              33.13
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Total:                         604    $105,470,114            100.00%
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Minimum: 17.6400
Maximum: 95.0000
Weighted Average: 81.6116
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Property Type                            Aggregate     % of Aggregate
                        # of Loans         Balance            Balance
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Single Family                  426    $76,442,875.             72.48%
PUD                             73     12,642,786.              11.99
Two-to Four Family              51     10,129,001.               9.60
Condominium                     45      5,137,352.               4.87
Mfctrd Housing                   9      1,118,100.               1.06
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Total:                         604   $105,470,114.            100.00%
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Loan Purpose                           Aggregate       % of Aggregate
                        # of Loans       Balance              Balance
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Purchase                       397     $71,275,219             67.58%
Cash Out Refinance             145      24,910,423              23.62
Rate/Term Refinance             62       9,284,472               8.80
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Total:                         604    $105,470,114            100.00%
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Owner Occupancy                          Aggregate     % of Aggregate
Status                  # of Loans         Balance            Balance
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Primary                        567    $101,923,903             96.64%
Investor                        27       2,315,731               2.20
Secondary                       10       1,230,480               1.17
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Total:                         604    $105,470,114            100.00%
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MAY 19, 2003 10:40                    Page 3 of 7

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim

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Remaining Term                           Aggregate     % of Aggregate
to Maturity             # of Loans         Balance            Balance
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353                              2        $250,000              0.24%
354                              5         976,745               0.93
355                              2         670,000               0.64
356                              2         239,500               0.23
357                              1          70,420               0.07
358                             20       3,449,170               3.27
359                            288      49,460,830              46.90
360                            284      50,353,449              47.74
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Total:                         604    $105,470,114            100.00%
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Minimum: 353.00
Maximum: 360.00
Weighted Average: 359.35
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MAY 19, 2003 10:40                    Page 4 of 7

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim


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Geographic                               Aggregate     % of Aggregate
Concentration           # of Loans         Balance            Balance
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California                      74     $18,723,482             17.75%
Florida                         70       8,749,280               8.30
Virginia                        44       7,466,554               7.08
Massachusetts                   34       7,145,510               6.77
New Jersey                      40       6,978,570               6.62
Illinois                        25       5,667,040               5.37
Connecticut                     18       4,990,021               4.73
Maryland                        27       4,936,120               4.68
Nevada                          22       3,885,240               3.68
Arizona                         18       2,561,450               2.43
Pennsylvania                    26       2,552,326               2.42
New York                         8       2,478,425               2.35
New Mexico                      11       2,269,457               2.15
Texas                           15       2,267,965               2.15
Ohio                            15       1,898,120               1.80
Minnesota                       10       1,870,560               1.77
Missouri                        14       1,781,010               1.69
Michigan                        12       1,633,190               1.55
Washington                      12       1,620,550               1.54
Oregon                          10       1,556,302               1.48
Rhode Island                     8       1,554,550               1.47
Wisconsin                       11       1,510,178               1.43
Indiana                         14       1,437,925               1.36
South Carolina                   8       1,264,300               1.20
North Carolina                   9       1,257,150               1.19
Colorado                         6         882,400               0.84
Vermont                          3         845,175               0.80
New Hampshire                    4         711,300               0.67
Tennessee                        5         694,348               0.66
Kansas                           6         643,300               0.61
District of Columbia             2         580,000               0.55
Mississippi                      3         517,500               0.49
Idaho                            4         449,150               0.43
Alabama                          1         362,500               0.34
Louisiana                        4         343,767               0.33
Hawaii                           1         299,000               0.28
Kentucky                         2         270,000               0.26
Iowa                             2         231,400               0.22
Maine                            2         189,500               0.18
Delaware                         1         124,877               0.12
North Dakota                     1          98,160               0.09
Georgia                          1          86,250               0.08
Oklahoma                         1          86,212               0.08
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Total:                         604    $105,470,114            100.00%
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MAY 19, 2003 10:40                    Page 5 of 7

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim


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Document Type                            Aggregate     % of Aggregate
                        # of Loans         Balance            Balance
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No Doc                         551     $93,996,054             89.12%
No Income, No Asset             53      11,474,060              10.88
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Total:                         604    $105,470,114            100.00%
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FICO                                     Aggregate     % of Aggregate
Scores                  # of Loans         Balance            Balance
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601 - 650                       25      $4,683,511              4.44%
651 - 700                      220      37,051,672              35.13
701 - 750                      248      43,838,386              41.56
751 - 800                      104      18,725,845              17.75
801 - 850                        7       1,170,700               1.11
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Total:                         604    $105,470,114            100.00%
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Minimum (not less than 100): 623
Maximum: 813
Weighted Average: 713
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ZIP CODE                                 Aggregate     % of Aggregate
                        # of Loans         Balance            Balance
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95070                            1      $1,440,000              1.37%
60025                            2       1,233,500               1.17
92648                            1       1,118,000               1.06
87574                            2         970,000               0.92
06902                            2         787,500               0.75
Other                          596      99,921,114              94.74
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Total:                         604    $105,470,114            100.00%
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Originator                               Aggregate     % of Aggregate
                        # of Loans         Balance            Balance
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Nat City Mortgage              604    $105,470,114            100.00%
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Total:                         604    $105,470,114            100.00%
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
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Servicers                     count          UPB           %  Min Servicing   Max Servicing  WA Servicing  Wa Total Deduction
-----------------------------------------------------------------------------------------------------------------------------
National Mortgage               604  105,470,114     100.00%        0.2500%         0.2500%       0.2500%             0.9786%
-----------------------------------------------------------------------------------------------------------------------------
Total:                          604  105,470,114     100.00%        0.2500%         0.2500%       0.2500%             0.9786%
-----------------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MAY 19, 2003 10:40                    Page 6 of 7

                        Collateral Stratification Report
                               MALT 03-5 G1 Prelim


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Seller
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Minimum: 15,086.00
Maximum: 1,440,000.00
Average: 174,619.39
Weighted Average: 261,244.02
Count: 604.
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Seasoning                                Aggregate     % of Aggregate
                        # of Loans         Balance            Balance
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<= 0                           284     $50,353,449             47.74%
1 - 3                          309      52,980,420              50.23
4 - 6                            9       1,886,245               1.79
7 - 12                           2         250,000               0.24
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Total:                         604    $105,470,114            100.00%
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Minimum: 0.00
Maximum: 7.00
Average: 0.65
Weighted Average: 0.65
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Balloon Flag                             Aggregate     % of Aggregate
                        # of Loans         Balance            Balance
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No                             604    $105,470,114            100.00%
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Total:                         604    $105,470,114            100.00%
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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MAY 19, 2003 10:40                    Page 7 of 7